UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. )

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☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))

☐	Definitive Information Statement

CTI INDUSTRIES CORPORATION
(Name of Registrant as Specified In Its Charter)

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CTI INDUSTRIES CORPORATION

22160 N. Pepper Road

Lake Barrington, Illinois 60010

INFORMATION STATEMENT

PURSUANT TO SECTION 14

OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

This information statement (the “Information Statement”) is being mailed on or about _____ to the stockholders of record on _____ (the “Record Date”) of CTI Industries Corporation, an Illinois corporation (the “Company”), in connection with certain action to be taken by the written consent of the holders of at least a majority of the voting power of the outstanding capital stock of the Company on or about ___, 2020, but which date shall be no earlier than five (5) days after the filing of this preliminary information statement. The action to be taken pursuant to the written consent may not take effect until no earlier than 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

By Order of the Board of Directors,

/s/ Frank Cesario
Frank Cesario
President, Chief Executive Officer, Chief Financial Officer and Director

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING AT LEAST A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING CAPITAL STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS.

To the Company’s Stockholders:

NOTICE IS HEREBY GIVEN that the following action will be approved pursuant to the written consent (the “Written Consent”) of the holders of at least a majority of the voting power of the outstanding capital stock of the Company, in lieu of a special meeting of the stockholders:

1.

The sale and issuance of up to 700,000 shares of Series A Convertible Preferred Stock (“Series A Preferred”), including up to 500,000 shares (the “LF International Offering”) to LF International Pte. Ltd. (the “Investor”), a Singapore private limited company, which is controlled by Company director Mr. Yubao Li, and the potential change of control as a result of the LF International Offering, and up to an additional 200,000 shares of Series A Preferred (the “Additional Shares Offering,” and collectively with the LF International Offering, the “Offering”) the Company may issue in its discretion at a purchase price of $10.00 per share; and

2.	An amendment to our Restated Articles of Incorporation (the “Articles of Incorporation”) to change our corporate name from CTI Industries Corporation to Yunhong CTI Ltd. (the “Name Change”).

The above-referenced actions are more fully described in the accompanying Information Statement. The action by Written Consent will be taken pursuant to Sections 7.10, 10.20 and 10.30 of the Illinois Business Corporation Act of 1983 our Amended and Restated By-Laws (the “By-Laws”) and our Articles of Incorporation, each of which permits that any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Pursuant to our By-Laws, we are required to provide at least five (5) days’ prior written notice of the execution of the Written Consent. The accompanying Information Statement is being furnished to all our stockholders in accordance with Article II Section 8 of our By-Laws, Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the Securities and Exchange Commission (“SEC”) thereunder, solely for the purpose of informing our stockholders of the actions to be taken by the Written Consent before it becomes effective.

Stockholders of record on the Record Date will be entitled to receive this notice and Information Statement.

Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders.

This Information Statement will serve as written notice to stockholders pursuant to Section 10.20(b) of the Illinois Business Corporation Act of 1983 and Article II Section 8 of our By-Laws.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company’s authorized capitalization consisted of (a) 15,000,000 shares of common stock, no par value per share, (the “Common Stock”) of which (i) 3,879,608 shares were issued and outstanding, (ii) 43,658 shares were held in treasury or owned by Company subsidiaries, (iii) 471,144 shares were reserved for issuance upon exercise of outstanding stock options, (iv) 7,000,000 shares were reserved for issuance upon conversion of shares of Series A Preferred and (v) 500,000 shares were reserved for issuance upon exercise of outstanding warrants; and (b) 3,000,000 shares of preferred stock, no par value per share, of which 250,000 shares of Series A Preferred were issued and outstanding. Holders of Series A Preferred vote together with the holders of the Company’s Common Stock on an as-converted basis (subject to certain limitations described below), whereby each share of Series A Preferred is entitled to ten (10) votes, subject to adjustment. Each share of Common Stock is entitled to one (1) vote.

ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act, to notify the Company’s stockholders as of the Record Date of the corporate action to be approved by the Written Consent of stockholders representing at least a majority of the voting rights of the Company’s outstanding capital stock.

Stockholders holding at least a majority of the voting power of the Company’s outstanding voting securities will approve the corporate matters outlined in this Information Statement, consisting of the approval of:

1.

The sale and issuance of up to 700,000 shares of Series A Preferred, including up to 500,000 shares to LF International Pte. Ltd., which is controlled by Company director Mr. Yubao Li, and the potential change of control as a result of the LF International Offering, and up to an additional 200,000 shares of Series A Preferred the Company may issue in its discretion at a purchase price of $10.00 per share; and

2.	An amendment to our Articles of Incorporation to change our corporate name from CTI Industries Corporation to Yunhong CTI Ltd.

Who is Entitled to Notice?

Each holder of record of outstanding voting securities, as of the Record Date will be entitled to notice of the Written Consent.

What Vote is Required to Approve the Action?

The affirmative vote of at least a majority of the voting power of the Company’s voting securities outstanding on the Record Date is required for approval of the amendment to our Articles of Incorporation to effectuate the Name Change and the affirmative vote of a majority of the voting power of the Company’s voting securities outstanding on the Record Date is required for approval of the Offering.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information concerning the beneficial ownership of the Company’s Common Stock by (i) each person or group of persons known to beneficially own more than 5% of the outstanding shares of our Common Stock, (ii) each person who is our executive officer or director and (iii) all such executive officers and directors as a group. Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of the Record Date through the exercise of any option, warrant, conversion privilege or similar right. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our Common Stock that could be issued upon the exercise of outstanding options and warrants that are exercisable within 60 days of the Record Date are considered to be outstanding. These shares, however, are not considered outstanding as of the Record Date when computing the percentage ownership of each other person, except as specifically set forth below. Unless otherwise indicated, the address of each of the following beneficial owner is c/o CTI Industries Corporation, 22160 N. Pepper Road, Lake Barrington, Illinois 60010.

Name and address of beneficial owner	Shares of Common Stock Beneficially Owned		Shares of Series A Preferred Stock		Percentage of Common Shares Beneficially Owned	Percentage of Voting Capital Stock
Directors and Named Executive Officers
Frank J. Cesario
President, Chief Executive Officer and Chief Financial Officer	2,000		-		*	*
John Schwan
Chairman of the Board of Directors	1,019,339	(1)	-		26.50%	25.00%
Stephen M. Merrick
Director and Secretary	834,800	(2)	-		21.72%	20.48%
Bret Tayne
Director	15,841	(3)	-		*	*
John Klimek
Director	8,632	(4)	-		*	*
Art Gisonni
Director	140,000		-		3.65%	3.47%
Yubao Li
Director	201,467		250,000	(5)(6)	4.99%	4.99	(8)%
All officers and directors as a group (7 persons)	2,222,079		250,000		54.66%	54.36%

5% Holders
Jeffrey Hyland	350,000	(7)	-		8.38%	*

* Less than 1%

1.	Includes 8,000 shares of the Company’s Common Stock issuable upon exercise of outstanding options.
2.	Includes 8,000 shares of the Company’s Common Stock issuable upon exercise of outstanding options.
3.	Includes 2,175 shares of the Company’s Common Stock issuable upon exercise of outstanding options.
4.	Includes 7,175 shares of the Company’s Common Stock issuable upon exercise of outstanding options.
5.	Represents 100% of the issued and outstanding shares of the Company’s Series A Preferred.
6.	These shares are held by LF Investments Pte. Ltd., a Singapore private limited company, which is controlled by Mr. Li.
7.	Includes 340,000 shares of the Company’s Common Stock issuable upon exercise of outstanding options.
8.	Pursuant to the Series A Certificate of Designation (as defined below) Mr. Li’s percentage of voting power shall be limited to 4.99% of the voting power of the Company until the Written Consent is executed.

To our knowledge, all beneficial owners named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

ACTION 1

Our board of directors (the “Board”) has approved, and the holders of at least a majority of the voting securities will approve the issuance and sale of up to 700,000 shares of the Company’s Series A Preferred, including up to 500,000 shares to the Investor, which is controlled by Company director Mr. Yubao Li, which may result in a change of control of the Company upon the contemplated second closing of the LF International Offering.

Background and Reasons for the Offering

Regain Compliance under Nasdaq’s Stockholders’ Equity Requirement

On November 21, 2019, the Nasdaq Listing Qualifications staff notified the Company that it did not comply with Listing Rule 5550(b) (the “Rule”), which requires a minimum of $2,500,000 in stockholders’ equity, $35,000,000 in market value of listed securities, or $500,000 in net income from continuing operations. The Company determined that it was in the best interest of the Company and its stockholders to conduct the Offering (as further described below) in order to increase its stockholders’ equity and regain compliance under the Rule. On January 3, 2020, the Company submitted to Nasdaq its plan to regain compliance under the Rule by conducting the Offering and, on January 13, 2020, the Company received notice from Nasdaq that it has approved the Company’s plan and has granted the Company an extension until March 31, 2020 to regain compliance. The Company believes that, as a result of the first closing of the LF International Offering, on January 13, 2020 it regained compliance under Listing Rule 5550(b)(1).

Continue Operations

The Company has incurred significant losses for several years. Prior to the Offering, the Company was rather unsuccessful in raising additional financing. The Board and Company management determined that it would be in the best interests of the Company and its stockholders to obtain new financing through the Offering in order for the Company to continue its operations and implement its business plans.

The Offering

Stock Purchase Agreement

On January 3, 2020, the Company entered into a stock purchase agreement (the “Purchase Agreement”), pursuant to which the Company agreed to issue and sell, and the Investor agreed to purchase, up to 500,000 shares of the Company’s newly created Series A Preferred, with each share of Series A Preferred initially convertible into ten shares of the Company’s Common Stock, at a purchase price of $10.00 per share, for aggregate gross proceeds of $5,000,000. The Purchase Agreement contemplates two separate closings, each for the purchase and sale of 250,000 shares of Series A Preferred, and each subject to certain closing conditions.

First Closing

On January 13, 2020, the Company conducted its first closing of the LF International Offering, pursuant to which it sold, and the Investor purchased, 250,000 shares of Series A Preferred, resulting in aggregate gross proceeds of $2,500,000. As a result of the first closing of the LF International Offering, the Investor, which is controlled by Mr. Yubao Li, a newly appointed director of the Company, acquired approximately 39% of the voting control of the Company, subject to certain restrictions.

Contemplated Second Closing and Change of Control

Upon the contemplated second closing of the LF International Offering, which is subject to certain closing conditions as set forth in the Purchase Agreement, the Investor would acquire an additional 250,000 shares of Series A Preferred and would then hold, in the aggregate, approximately 56% of the voting control of the Company, triggering a change of control of the Company. Currently, the Company is controlled by management and certain directors of the Company. In the event certain conditions to the second closing (which include the Name Change and the Company becoming current in its filing obligations with the SEC) do not occur by May 17, 2020, the Purchase Agreement will terminate with respect to the second closing. To the extent that (i) the Name Change is not effected by March 3, 2020, (ii) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 is not filed by March 30, 2020, or (iii) the Company has not regained compliance with respect to its quarterly reports on Form 10-Q for the periods ending March 31, 2019, June 30, 2019 and September 30, 2019 by March 3, 2020 (each of (i), (ii) and (iii) an “Undertaking”), the Company shall pay damages to the Investor on each business day after such thirtieth (30th) day that such Undertaking is not timely effected in an amount equal two percent (2%) of the aggregate purchase price paid by the Investor to the Company (the “Penalty”), which Penalty shall be paid in such number of shares of Common Stock valued at $1.00 per share.

Use of Proceeds

The Company will allocate the net proceeds from the LF International Offering as follows: $2,000,000 will be used to pay down a certain revolving credit balance, $1,000,000 will be used to pay down certain outstanding vendor payments, up to $1,000,000 will be used for expenses in connection with the relocation of the Company’s operations and the balance of proceeds will be used for general working capital and/or capital expenditures.

Placement Agent Fees

The Company paid the participating placement agent in the LF International Offering a fee equal to ten percent (10%) of the gross proceeds from the first closing and warrants to purchase shares of the Company’s Common Stock in an amount equal to ten percent (10%) of the Common Stock issuable upon conversion of the Series A Preferred sold in the first closing at an exercise price of $1.00 per share. The placement agent is also entitled to receive compensation on the same economic terms in the event of the contemplated second closing of the LF International Offering or upon sales of additional shares of Series A Preferred.

Exemption

The Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 (the "Securities Act"), as amended, for transactions not involving a public offering.

Name Change

Pursuant to the Purchase Agreement, on or prior to the second closing (as a condition thereof), and upon stockholder approval, the Company shall effectuate the Name Change (as further described in Action 2).

Director Appointment

Pursuant to the Purchase Agreement, the Investor received the right to nominate one member to the Board (subject to certain adjustments), effective as of the first closing. Pursuant to the Investor’s nomination, effective January 13, 2020, the Board appointed Mr. Yubao Li as a director of the Company.

Mr. Li has been serving as the Chairman of Yunhong International since its inception in January 2019 and served as its Chief Executive Officer from January 2019 to September 2019. Mr. Li has been serving as the president of Hubei Academy of Science and Technology since July 2018, one of the key multi-disciplinary universities in the province of Hubei. Since June 2018, Mr. Li has been serving as the Director of Photoproteins Research Centre at China’s Academy of Management Science, a research institute situated in Beijing, where he supports innovation by defining the research focus of the group. Mr. Li also serves as a director and/or officer of several other entities, including the Executive Director and General Manager of Hubei Teruiga Energy Co., Ltd, a new energy technology company, since November 2017, the Executive Director of Hubei Yuntong Energy Co., Ltd., a solar power and agriculture company, since April 2016, the Executive Director and General Manager of Hubei Yun Hong Photovoltaic Co., Ltd., a solar power and agriculture company, since May 2016, the President of Hubei Yunhong Deren Tourism Co., Ltd., a tourism project developer, since May 2016 and the President of Yunhong Group Holdings Co., Ltd., a company engaged in the business of solar power construction and solar photovoltaic power generation, since 2013. In addition, in 2013, Mr. Li founded China Hubei Yunhong Energy Group Co., Ltd., a nutrition company operating in China and abroad, and he currently serves as the Chairman of its board of directors. Mr. Li received his EMBA in Investment, Financing and Capital Strategy from Peking University. Due to his extensive investment and management experiences, we believe Mr. Li is well qualified to serve as a director.

Right to Appoint Additional Directors

Pursuant to the Purchase Agreement, for so long as the Investor owns at least 9.9% of the voting power or equity interest in the Company’s then-outstanding capital stock, in the event there are more than eight members of the Board, Investor shall be entitled to designate one or more additional directors (who shall be reasonably acceptable to the Company), if necessary, to ensure that the percentage of Investor-nominated directors serving on the Board most closely approximates the ratio of 1/8 board nominees designated by the Investor relative to the total ownership percentage of the Company’s voting power then-held by the Investor at any such time following the first closing. If at the time the Company increases the size of the Board to ten directors, the Investor holds 56% of the Company’s voting power, then the Investor will be entitled to nominate a second director in addition to Mr. Li.

Forbearance Agreement

On December 14, 2017, the Company entered into a Revolving Credit, Term Loan and Security Agreement (the “Loan Agreement”) with PNC Bank, National Association (“Lender”). Currently, multiple events of default under the Loan Agreement have occurred (the "Existing Defaults").

Pursuant to the Purchase Agreement, on January 13, 2020, a Limited Waiver, Consent, Amendment No. 5 and Forbearance Agreement (the “Forbearance Agreement”) between Lender and the Company became effective, pursuant to which Lender agreed to (i) waive the Loan Agreement’s requirement that the Company apply the net proceeds of the LF International Offering first to the Term Loans (as defined in the Loan Agreement), and agreed that the Company shall instead apply the net proceeds of the LF International Offering to the Revolving Advances (as defined in the Loan Agreement) and in connection therewith the Revolving Commitment Amount (as defined in the Loan Agreement) shall be reduced on a dollar for dollar basis by the amount so applied to the Revolving Advances, and (ii) forebear from exercising the rights and remedies in respect of the Existing Defaults afforded to Lender under the Loan Agreement for a period ending no later than December 31, 2020.

New Auditor

Pursuant to the Purchase Agreement, on January 3, 2020, the Company and its Audit Committee approved the engagement of RBSM, LLP (“RBSM”), a PCAOB qualified accounting firm, as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2019, effective immediately.

During the fiscal years ended December 31, 2018, and 2017, and the subsequent interim periods through January 3, 2020, neither the Company nor anyone acting on its behalf has consulted with RBSM regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that RBSM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Additional Shares Offering

As permitted by the Purchase Agreement, the Company may, in its discretion issue up to an additional 200,000 shares of Series A Preferred for a purchase price of $10.00 per share.

Description of Series A Preferred

Pursuant to the Purchase Agreement, on January 3, 2020, the Company filed a certificate of designation (the “Series A Certificate of Designation”) with the Secretary of State of Illinois to designate 700,000 shares of Series A Preferred with a stated value of $10.00 per share.

Dividend Rights

Under the Series A Certificate of Designation, holders of the Series A Preferred will be entitled to receive quarterly dividends at the annual rate of 8% of the stated value. Such dividends may be paid in cash or in shares of Common Stock in the Company’s discretion.

Conversion Rights

Each holder of Series A Preferred shall have the right to convert the stated value of such shares, as well as accrued but unpaid declared dividends thereon (collectively the “Conversion Amount”) into shares of the Company’s Common Stock. The number of shares of Common Stock issuable upon conversion of the Conversion Amount shall equal the Conversion Amount divided by the conversion price of $1.00, subject to certain customary adjustments.

Beneficial Ownership Limitation

The Series A Preferred includes a limitation on beneficial ownership, whereby a holder may not convert any shares of Series A Preferred to the extent that after giving effect to such conversion, such holder (together with its affiliates) would have acquired, through conversion of shares of the Series A Preferred, beneficial ownership of a number of shares of the Company’s Common Stock that exceeds 4.99% (“Maximum Percentage”) of the number of shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion. The Maximum Percentage may be waived, in whole or in party, upon 61 days' prior notice from a holder to the Company. In addition, until the Company obtains such stockholder approval, as may be required by the applicable rules and regulations of the Nasdaq Stock Market, the Company may not issue, upon conversion of the Series A Preferred, a number of shares of Common Stock which, when aggregated with any shares of Common Stock previously issued upon conversion of the Series A Preferred, would equal 20% or more of the Common Stock of 20% or more of the voting power of the Company.

Voting Rights

Holders of Series A Preferred shall vote together with the holders of the Company’s Common Stock on an as-if-converted basis, whereby each share of Series A Preferred will be entitled to ten (10) votes, subject to adjustment. In addition, so long as there are more than 50,000 shares of the Series A Preferred outstanding, the Company will be prohibited from taking certain actions without the consent of the holders of at least 80% of the outstanding shares of Series A Preferred. In addition, the Company shall not, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series A Preferred, amend its Articles of Incorporation, the Series A Certificate of Designation or the By-Laws in any manner to decrease the number of authorized shares of Common Stock or in any manner that would otherwise adversely affect the rights, preferences or privileges of the holders of the Series A Preferred, except for an amendment to increase the number of authorized shares of Common Stock. Notwithstanding the foregoing, holders of Series A Preferred may not vote shares of Series A Preferred with respect to matters submitted to holders of Common Stock to the extent the shares of Common Stock issuable upon conversion of such Series A Preferred would exceed the beneficial ownership limitations described above.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of the Company, the holders of record of shares of Series A Preferred will be entitled to receive, in preference to any distribution to the holders of the Company’s other equity securities (including the Company’s Common Stock), a liquidation preference equal to $10 per share plus all accrued and unpaid dividends.

Reasons for Stockholder Approval

The Company’s Common Stock trades on the Nasdaq Capital Market. Nasdaq Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. Accordingly, prior to the contemplated second closing of the LF International Offering, the Company is required to obtain stockholder approval for the potential issuance of Common Stock and the potential change of control of the Company as result of the contemplated second closing. Additionally, the Name Change, as contemplated by the Purchase Agreement, requires an amendment to the Company’s Articles of Incorporation, which in turn requires stockholder approval.

Interests of Certain Persons in the Action

Mr. Yubao Li has an interest in the Offering due to his beneficial ownership and control of the Investor. We do not believe that our officers or other directors have interests in the Offering, or any other transactions contemplated thereunder, that are different from or greater than those of any other of our stockholders.

Effect upon Rights of Existing Stockholders

The principal effect upon the rights of existing stockholders upon issuance of the Series A Preferred will be a dilution in their current voting percentage in the Company. The principal effect upon the rights of existing stockholders upon conversion of the Series A Preferred will be a dilution in their percentage ownership in the Company. The Company, subject to stockholder approval, may issue and sell up to 700,000 shares of Series A Preferred under the Offering. If all 700,000 shares of Series A Preferred are sold and later converted into shares of the Company’s Common Stock, the Company will issue 7,000,000 new shares of Common Stock, subject to adjustment, which could materially and adversely affect the market price of our Common Stock.

ACTION 2

Our Board has approved and the holders of at least a majority of the voting securities are expected to approve an amendment to the Articles of Incorporation (the “Amendment”) to effect the Name Change.

Reasons for the Name Change

On January 3, 2020, the Company entered into the Purchase Agreement, pursuant to which, the Company agreed to file an amendment to its Articles of Incorporation to change its name from CTI Industries Corporation to Yunhong CTI Ltd. In order to meet the Company’s obligation under the Purchase Agreement, the Board has approved and recommended that the Company’s stockholders approve the Name Change.

Procedure for Effecting the Amendment and the Name Change

The Name Change will become effective upon the filing of the Amendment with the Secretary of State of the State of Illinois. We expect the Name Change to be effective on or about ____. In no event will the Name Change be effective earlier than 20 days after we mail this Information Statement and accompanying notice to our stockholders.

The form of the proposed Amendment necessary to effect the Name Change is attached hereto as Appendix A.

Absence of Dissenters’ Rights of Appraisal

Neither the adoption by the Board, nor the anticipated approval by the stockholders of the Offering or the Name Change provides stockholders any right to dissent and obtain appraisal of or payment for such stockholder's shares under the Illinois Business Corporation Act, our Articles of Incorporation or our By-Laws.

Interests of Certain Persons in the Action

Mr. Yubao Li has an interest in the Name Change due to his control of the Investor who was provided the right to rename the Company. We do not believe that our officers or other directors have interests in the Name Change that are different from or greater than those of any other of our stockholders.

Householding

We are delivering this Information Statement to all stockholders of record as of the Record Date. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Information Statement if previously notified by their bank, broker or other holder. This process, by which only one Information Statement is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

Copies of this Information Statement are available promptly by calling 847-382-1000, or by writing to 22160 N. Pepper Road, Lake Barrington, Illinois 60010. If you are receiving multiple copies of this Information Statement, you also may request orally or in writing to receive a single copy of this Information Statement by calling 847-382-1000, or by writing to 22160 N. Pepper Road, Lake Barrington, Illinois 60010.

FORWARD-LOOKING STATEMENTS AND INFORMATION

Various statements contained in or incorporated by reference into this Information Statement that express a belief, expectation, or intention, or that are not statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company's control. All statements, other than statements of historical fact, are forward-looking statements. When used in this Information Statement, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project,” and similar expressions are intended to identify forward looking statements, although not all forward looking statements contain such identifying words. The forward-looking statements are based on management’s current expectations, estimates and projections about the Company. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, among others:

•	the Company's history of losses and ability to maintain profitability in the future;
•	the availability and reasonable price of helium to the Company's customers that use it to sell helium-filled balloons;
•	the implementation of planned expense reductions and planned business streamlining initiatives;
•	the Company's participation in highly competitive markets;
•	potential changes in the cost or availability of raw materials;
•	the Company's dependence on a limited number of suppliers;
•	the possible inability to obtain an adequate supply of raw materials;
•	the Company's reliance on a limited number of key customers;
•	the loss of one or more of the Company's key customers;
•	changing consumer demands;
•	developments or changes in technology;
•	risks of international operations and political environments;
•	dependence on the Company's intellectual property;
•	compliance with federal, state or local regulations;
•	the resolution of litigation or other legal proceedings to which the Company may become involved;
•	restrictions included in the Company’s credit facility;
•	the availability of funds under, or the loss of, the Company’s credit facility;
•	damage to or destruction of one or both of the Company’s principal plants;
•	the Company's ability to service its indebtedness; and
•	the Company's ability to invest in needed plant or equipment.

All forward-looking statements speak only as of the date of this Information Statement. You should not place undue reliance on these forward-looking statements. You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

ADDITIONAL INFORMATION

Reports and other information filed by the Company are available at the SEC’s web site (http://www.sec.gov), which contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.

By order of the Board of Directors

_____, 2020

/s/ Frank Cesario

Frank Cesario

President, Chief Executive Officer, Chief Financial Officer and Director

Appendix A

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FORM **BCA 10.30** (rev. Dec. 2003)
ARTICLES OF AMENDMENT
Business Corporation Act

Secretary of State
Department of Business Services
501 S. Second St., Rm. 350
Springfield, IL 62756
217-782-1832
www.cyberdriveillinois.com

Remit payment in the form of a check or money order payable to Secretary of State.

__________ File #__________ **Filing Fee: $50** Approved: __________

–––– Submit in duplicate –––– Type or Print clearly in black ink –––– Do not write above this line ––––

1. Corporate Name (**See Note 1 on page 4.**): CTI Industries Corporation

2. Manner of Adoption of Amendment:
   The following amendment to the Articles of Incorporation was adopted on __________ (Month Day), ______ (Year) in the manner indicated below:

   Mark an "X" in one box only.

   - ☐ By a majority of the incorporators, provided no directors were named in the Articles of Incorporation and no directors have been elected. (**See Note 2 on page 4.**)
   - ☐ By a majority of the board of directors, in accordance with Section 10.10, the Corporation having issued no shares as of the time of adoption of this amendment. (**See Note 2 on page 4.**)
   - ☐ By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment. (**See Note 3 on page 4.**)
   - ☐ By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the Articles of Incorporation were voted in favor of the amendment. (**See Note 4 on page 4.**)
   - ☑ By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the Articles of Incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10. (**See Notes 4 and 5 on page 4.**)
   - ☐ By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment. (**See Note 5 on page 4.**)

3. Text of Amendment:
   a. When amendment effects a name change, insert the New Corporate Name below. Use page 2 for all other amendments.
   Article I: Name of the Corporation: Yunhong CTI Ltd.
   New Name

(All changes other than name include on page 2.)

Page 1

Printed by authority of the State of Illinois. January 2015 - 1 - C 173.15

Text of Amendment

b. If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety.

For more space, attach additional sheets of this size.

Page 2

4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows (If not applicable, insert "No change"):

5. a. The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital is as follows (if not applicable, insert "No change"):
   (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.)

   b. The amount of paid-in capital as changed by this amendment is as follows (if not applicable, insert "No change"):
   (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.)
   (**See Note 6 on page 4.**)

	Before Amendment	After Amendment
Paid-in Capital:	$____________________	$____________________

Complete either Item 6 or Item 7 below. All signatures must be in BLACK INK.

6. The undersigned Corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true and correct.

Dated ________________________________ , ______   ____
Month & Day   Year   Exact Name of Corporation

____
Any Authorized Officer's Signature

____
Name and Title (type or print)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

OR

If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, a majority of the directors, or such directors as may be designated by the board, must sign below, and type or print name and title.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true and correct.

Dated ________________________________ , ______
Month & Day   Year

________________________________   ________________________________

________________________________   ________________________________

________________________________   ________________________________

________________________________   ________________________________

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